                                                                         2/17/99

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

            SECOND AMENDMENT, dated as of February 19, 1999, to the Amended and Restated Loan and Security Agreement, dated as of February 3, 1998, among Morgan Products Ltd. ("Borrower"), a Delaware corporation, the lenders ("Lenders") named therein and Fleet Capital Corporation, as Agent and Lender.

            WHEREAS, Borrower, the lender signatories thereto ("Lenders") and Fleet Capital Corporation ("FCC"), as agent for such Lenders (FCC, in such capacity, "Agent"), entered into a certain Amended and Restated Loan and Security Agreement dated as of February 3, 1998 as amended by a certain First Amendment to Amended and Restated Loan and Security Agreement dated as of April 20, 1998 among Borrower, Lenders and Agent (said Amended and Restated Loan and Security Agreement, as so amended, the "Loan Agreement"); and

            WHEREAS, Borrower, Lenders and Agent desire to amend certain provisions of the Loan Agreement.

            NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and contained in the Loan Agreement, the parties hereto hereby agree as follows:

      1. Definitions. Except as otherwise specifically provided for herein, all capitalized terms used herein without definition shall have the meanings given them in the Loan Agreement.

      2. Additional and Amended Definitions. The following definitions of "Acquisition", "Acquisition Agreement", "Base Rate Revolving Credit Portion", "Base Rate Term Portion", "Excess Cash Flow", "LC Percent", "LIBOR Revolving Credit Portion", "LIBOR Term Portion", "Purchase Documents" and "Second Amendment Effective Date" are hereby inserted in to Appendix A of the Loan Agreement. The definitions of "Applicable Margin", "Base Rate Portion", "Borrowing Base", "EBITDA", "LIBOR Portion", "Maximum Available Amount", "Money Borrowed", "Notes", "Required Lenders" and "Total Credit Facility" are hereby deleted and the following are inserted into Appendix A of the Loan Agreement in their stead:

                                      * * *

            "Acquisition - the purchase by Borrower of the businesses and assets of Adam Wholesalers, Inc. and certain of its Subsidiaries as contemplated by the Purchase Documents.

            Acquisition Agreement - that certain Asset Purchase Agreement by and among Morgan Products Ltd., Adam Wholesalers, Inc. and certain Subsidiaries of Adam Wholesalers, Inc., together with any amendment, modification or supplement thereto.

                                      * * *

            Applicable Margin - a percent determined by the ratio of the Borrower's Money Borrowed to EBITDA for the four consecutive fiscal quarters ended as of the date of determination then ended, as set forth in Borrower's annual or quarterly financial statements delivered pursuant to Section 8.1.3 of the Agreement pursuant to the following schedule:

                                APPLICABLE MARGIN

--------------------------------------------------------------------------------
Ratio of Money     Base Rate                       LIBOR
Borrowed to        Revolving        Base Rate      Revolving         LIBOR Term
EBIDTA             Credit Portion   Term Portion   Credit Portions   Portions
--------------------------------------------------------------------------------
< 3.0 to 1             0%              .25%            1.50%           2.00%
--------------------------------------------------------------------------------
>= 3.0 to 1, but <     0%              .50%            1.75%           2.25%
3.50 to 1
--------------------------------------------------------------------------------
>= 3.50 to 1, but    .25%              .75%            2.00%           2.50%
< 4.0 to 1
--------------------------------------------------------------------------------
>= 4.0 to 1, but <   .50%             1.00%            2.25%           2.75%
4.5 to 1
--------------------------------------------------------------------------------
>= 4.50 to 1, but    .75%             1.25%            2.50%           3.00%
< 5.0 to 1
--------------------------------------------------------------------------------
>= 5.0 to 1, but <  1.00%             1.50%            2.75%           3.25%
5.5 to 1
--------------------------------------------------------------------------------
>= 5.5 to 1         1.25%             1.75%            3.00%           3.50%
--------------------------------------------------------------------------------

            As of February 19, 1999 the Applicable Margin shall be .75% (Base Rate Revolving Credit Portion), 1.25% (Base Rate Term Portion), 2.50% (LIBOR Revolving Credit Portions) and 3.00% (Term LIBOR Portions). Changes in the Applicable Margins shall be made quarterly, commencing with the fiscal quarter ended December 31, 1999 and shall be effective as of the first day of the month in which Borrower delivers to Agent the financial statements for the applicable fiscal quarter or year in accordance with Section 8.1.3."

                                      * * *

            (a) Base Rate Portion - the Base Rate Term Portion or the Base Rate Revolving Credit Portion.

            (b) Base Rate Revolving Credit Portion - that portion of the Revolving Credit Loans that is not subject to a LIBOR Option.

            (c) Base Rate Term Portion - that portion of the Term Loan that is not subject to a LIBOR Option.

                                      * * *

            Borrowing Base - as at any date of determination thereof, an amount equal to the lesser of:

            (a) Maximum Available Amount ; and

            (b) an amount equal to:

                  (i) eighty-five percent (85%) or such lesser percentage as Agent in its reasonable discretion deems appropriate, of the net amount of Eligible Accounts outstanding at such date:

                                      PLUS

                  (ii) the lesser of (A) Fifty Million Dollars ($50,000,000) and
      (B) sixty-five percent (65%) or such lesser percentage as Agent in its reasonable discretion deems appropriate of the value of Eligible Inventory at such date consisting of raw materials and finished goods, calculated on the basis of the lower of cost or market, as determined by Agent, in its reasonable discretion, on a first-in, first-out ("FIFO") basis;

          MINUS (subtract from the lesser of clauses (a) and (b) above)

            (c) an amount equal to the sum of (x) the face amount of all LC Guaranties and Letters of Credit issued by Agent or Bank and outstanding at such date, plus (y) any amounts which Agent and/or Lenders may then be obligated to pay for the account of Borrower under this Agreement.

            For purposes hereof, the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns, rebates, discounts (which, if granted outside the ordinary course of business as in effect on the Closing Date, may, at Agent's option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time, all as determined by Agent in the reasonable exercise of its discretion.

                                      * * *

            Bridge Loan Interest Rate - as of each date within the Original Term hereof, a percentage equal to the amount set forth opposite such date in the following schedule:

--------------------------------------------------------------------------------
                 Date                                 Percentage
                 ----                                 ----------
--------------------------------------------------------------------------------
Second Amendment Effective Date to      LIBOR Rate for two months as of the
March 31, 1999                          Second Amendment Effective Date plus
                                        4.00%
--------------------------------------------------------------------------------
April 1, 1999 to June 30, 1999          LIBOR Rate for three months as of
                                        April 1, 1999 plus 5.00%
--------------------------------------------------------------------------------
July 1, 1999 to September 30, 1999      LIBOR Rate for three months as of
                                        July 1, 1999 plus 6.00%
--------------------------------------------------------------------------------
October 1, 1999 to December 31, 1999    LIBOR Rate for three months as of
                                        October 1, 1999 plus 7.00%
--------------------------------------------------------------------------------
January 1, 2000 and Thereafter          18%
--------------------------------------------------------------------------------

                                      * * *

            EBITDA - with respect to any fiscal period, EBIT plus depreciation and amortization expense for such period plus, in respect to EBITDA for fiscal year 1999 only, the amount of any restructuring or other similar charge taken within such period, in an amount not to exceed Four Million Dollars ($4,000,000), in connection with the Acquisition, plus in respect to EBITDA for fiscal year 2000 only, the amount of any restructuring or other similar charge taken within such period, in an amount not to exceed Six Hundred Thousand Dollars ($600,000), in connection with the Acquisition.

            Excess Cash Flow - with respect to any annual fiscal period of Borrower, fifty percent (50%) of the amount equal to (x) the sum of (i) Borrower's Consolidated net income for such period plus (ii) Borrower's Consolidated amortization and depreciation expenses for such period plus (iii) Borrower's Consolidated other non-cash charges for such period minus (y) the sum of (i) principal payments to be made by Borrower in respect to Money Borrowed (other than payments on Revolving Loans) scheduled to be made in such period, plus (ii) the non-financed portion of Capital Expenditures made by Borrower within said period (z) plus or minus decreases or increases in Borrower's Consolidated net working capital (excluding changes in cash and Revolving Credit Loans) for such period.

                                      * * *

            LC Percent - as of any date, the Applicable Margin for LIBOR Revolving Credit Portions as in effect on such date.

                                      * * *

            LIBOR Option - the option granted pursuant to Section 2.1.1 to have the interest on all or any portion of the principal amount of the Revolving Credit Loans or the Term Loan based on a LIBOR Rate.

                                      * * *

            LIBOR Portion - a LIBOR Revolving Credit Portion and/or a LIBOR Term Portion.

            LIBOR Revolving Credit Portion - that portion of the Revolving Credit Loans specified in a LIBOR Request (including any portion of Revolving Credit Loans which is being borrowed by Borrower concurrently with such LIBOR Request) which is not less than $2,500,000 and an integral multiple of $100,000, which does not exceed the outstanding balance of Revolving Credit Loans not already subject to a LIBOR Option and, which, as of the date of the LIBOR Request specifying such LIBOR Portion, has met the conditions for basing interest on the LIBOR Rate in Section 2.1.1(B) hereof and the LIBOR Period of which was commenced and not terminated.

            LIBOR Term Portion - that portion of the Term Loan specified in a LIBOR Request which is not less than $2,500,000 and an integral multiple of $100,000, which does not exceed the outstanding balance of the Term Loan not already subject to a LIBOR Option and, which, as of the date of the LIBOR Request specifying such LIBOR Portion, has met the conditions for basing interest on the LIBOR Rate in Section 2.1.1(B) hereof and the LIBOR Period of which was commenced and not terminated.

                                     * * *

            Maximum Available Amount - One Hundred Million Dollars
($100,000,000).

                                      * * *

            Money Borrowed - means (i) Indebtedness arising from the lending of money by any Person to Borrower; (ii) Indebtedness, whether or not in any such case arising from the lending by any Person of money to Borrower, (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) Indebtedness that constitutes a Capitalized Lease Obligation; (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit; (v) the present value of Borrower's obligations under its existing pension and retirement plans; and (vi) Indebtedness of Borrower under any guaranty of obligations that would constitute Indebtedness for Money Borrowed under clauses (i) through (iii) hereof, if owed directly by Borrower.

                                      * * *

            Notes - Collectively, the Revolving Credit Notes, the Term Notes and the Bridge Term Notes.

                                      * * *

            Purchase Documents - the Acquisition Agreement pursuant to which Adams Wholesalers, Inc. and certain of its Subsidiaries have agreed to sell to Borrower all of the assets and businesses described therein and all documents and instruments to be executed or delivered in connection therewith.

                                      * * *

            Required Lenders - as of any date, Lenders with at least fifty-one percent (51%) of the aggregate principal amount of Revolving Loan Commitments and the aggregate outstanding principal balance of the Term Loan and the Bridge Term Loan.

            Second Amendment Effective Date - as defined in Section 17 of the Second Amendment.

                                      * * *

            Total Credit Facility - One Hundred Twenty Million Dollars ($120,000,000)."

                                      * * *

      3. Deleted Definitions. The definition of "Acquisition Loans", "Acquisition Note", "Acquisition Term Loan", "Acquisition Term Note", "Annualized EBITDA", "Maximum Inventory Amount", "Permitted Acquisitions" and "Permitted Subordinated Debt" are hereby deleted from the Loan Agreement."

      4. Revolving Credit Loans, Term Loan and Bridge Term Loan. The first paragraph of Section 1 of the Loan Agreement and Sections 1.1 and 1.2 of the Loan Agreement are hereby deleted and the following are inserted in their stead:

"SECTION 1. CREDIT FACILITY

      Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lenders severally agree to make a Total Credit Facility of up to One Hundred Twenty Million Dollars ($120,000,000) available upon Borrower's request therefor, as follows:

      1.1 Revolving Credit Loans.

            1.1.1. Loans and Reserves. (A) The aggregate amount of the Revolving Credit Loans to be made by each Lender (such Lender's "Revolving Credit Loan Commitment"), pursuant to the terms hereof, shall be the amount set below such Lender's name on the signature pages hereof. The aggregate principal amount of the Revolving Credit Loan Commitments is One Hundred Million Dollars ($100,000,000). The percentage equal to the quotient of (x) each Lender's Revolving Credit Loan Commitment, divided by (y) the aggregate of all Revolving Credit Loan Commitments, is that Lender's "Revolving Credit Percentage". Subject to all of the terms and conditions of this Agreement, each Lender agrees, for so long as no Default or Event of Default exists, to make Revolving Credit Loans to Borrower from time to time, as requested by Borrower in accordance with the terms of Section 3.1 hereof, up to a maximum principal amount at any time outstanding equal to the product of (A) the Borrowing Base at such time, multiplied by (B) such Lender's Revolving Credit Percentage. It is expressly understood and agreed that Agent and Lenders may use the Borrowing Base as a maximum ceiling on Revolving Credit Loans outstanding to Borrower at any time. If the unpaid balance of the Revolving Credit Loans should exceed the ceiling so determined or any other limitation set forth in this Agreement, such Revolving Credit Loans shall nevertheless constitute Obligations that are secured by the Collateral and entitled to all the benefits thereof. Unless otherwise agreed to by Required Lenders, in no event shall Lenders be required to make a Revolving Credit Loan at any time that there exists a Default or an Event of Default. Notwithstanding the foregoing provisions of this Section 1.1.1, Agent shall have the right to establish reserves in such amounts, and with respect to such matters, as Agent shall deem necessary or appropriate, against the amount of Revolving Credit Loans which Borrower may otherwise request under this Section 1.1.1, including, without limitation, with respect to
(i) other sums which Agent reasonably believes will be chargeable against Borrower's Loan Account as Revolving Credit Loans under any Section of this Agreement; and (ii) matters, events, conditions or contingencies as to which Agent, in its reasonable discretion, determines reserves should be established from time to time hereunder, upon such notice to Borrower as is commercially practical.

            (B) The Revolving Credit Loans shall be evidenced by the amended and restated promissory notes to be executed and delivered by Borrower on or prior to the Second Amendment Effective Date, the form of which is made a part of the Loan Agreement and is attached to the Second Amendment as Exhibit A (the "Revolving Credit Notes"). Each Revolving Credit Note shall be payable to the order of a Lender and shall represent the obligation of Borrower to pay the amount of such Lender's Revolving Credit Loan Commitment or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by such Lender to Borrower with interest thereon as prescribed in Section 2.1.1.

            (C) Insofar as Borrower may request and Lenders may be willing in their sole and absolute discretion to make Revolving Credit Loans to Borrower at a time when the unpaid balance of Revolving Credit Loans exceeds, or would exceed with the making of any such Revolving Credit Loan, the Borrowing Base (the amount by which any such Loan or Loans exceeds the Borrower Base being herein referred to individually as an "Overadvance" and collectively as "Overadvances"), Agent shall enter such Overadvances as debits in the Loan Account. All Overadvances shall be repaid on demand, shall be secured by the Collateral and shall bear interest as provided in this Agreement for Revolving Credit Loans generally. Any Overadvance to be made by Lenders pursuant to the terms hereof shall be made by Lenders ratably in accordance with their Revolving Credit Percentages. Overadvances in an aggregate amount of One Million Five Hundred Thousand Dollars ($1,500,000) or less may, prior to occurrence and continuation of a Default or an Event of Default, be made in the sole and absolute discretion of Agent. Overadvances in an aggregate amount of more than One Million Five Hundred Thousand Dollars ($1,500,000) but less than Three Million Dollars ($3,000,000) may, prior to the occurrence and continuation of a Default or an Event of Default, be made in the sole and absolute discretion of Required Lenders. Overadvances in an aggregate amount of Three Million Dollars ($3,000,000) or more and Overadvances to be made after the occurrence, and during the continuation, of a Default or an Event of Default shall require the consent of all Lenders. In no event, however, shall any Lender be required to make Revolving Credit Loans in an amount which exceeds such Lender's Revolving Credit Percentage multiplied by the remainder of the Maximum Revolving Credit Loan minus the face amount of all outstanding LC Guaranties and Letters of Credit. No Overadvance shall be outstanding for a period of more than 30 consecutive days.

            1.1.2. Use of Proceeds. The Revolving Credit Loans shall be used solely for payment of a portion of the purchase price due under the Purchase Documents, for Borrower's general operating and capital needs and for other corporate purposes in a manner consistent with the provisions of this Agreement and all applicable laws.

      1.2 Term Loan and Bridge Term Loan

            1.2.1 Term Loan. On the Second Amendment Effective Date, subject to the fulfillment or waiver of all conditions precedent to the effectiveness of this Agreement, each Lender shall make term loans (collectively the "Term Loan") to Borrower in the aggregate principal amount equal to the amount set forth below such Lender's name on the signature pages hereof (such Lender's "Term Loan Commitment"). The percentage equal to the quotient of (x) each Lender's Term Loan Commitment, divided by (y) the aggregate of all Term Loan Commitments, is the Lender's "Term Loan Percentage." The aggregate amount of the Term Loan Commitments is Ten Million Dollars ($10,000,000). The Term Loan shall be evidenced by promissory notes to be executed and delivered by Borrower to Lenders on the Second Amendment Effective Date, the form of which is made a part of the Loan Agreement and is attached to the Second Amendment as Exhibit A-1 (the "Term Note(s)"), shall bear interest as specified in Section 2.1 and shall be repayable in accordance with the terms of Term Notes. The Term Loan shall be funded upon the Second Amendment Effective Date. The proceeds of the Term Loan shall be used by Borrower, solely for purposes for which the proceeds of the Revolving Credit Loans are authorized to be used.

            1.2.2 Bridge Term Loan. On the Second Amendment Effective Date, subject to the fulfillment or waiver of all conditions precedent to the effectiveness of this Agreement, each Lender shall make bridge term loans (collectively the "Bridge Term Loan") to Borrower in the aggregate principal amount equal to the amount set forth below such Lender's name on the signature pages hereof (such Lender's "Bridge Term Loan Commitment"). The percentage equal to the quotient of (x) each Lender's Bridge Term Loan Commitment, divided by (y) the aggregate of all Bridge Term Loan Commitments, is the Lender's "Bridge Term Loan Percentage." The aggregate amount of the Bridge Term Loan Commitments is Ten Million Dollars ($10,000,000). The Bridge Term Loan shall be evidenced by promissory notes to be executed and delivered by Borrower to Lenders on the Second Amendment Effective Date, the form of which is made a part of the Loan Agreement and is attached to the Second Amendment as Exhibit A-2 (the "Bridge Term Note(s)"), shall bear interest as specified in Section 2.1 and shall be repayable in accordance with the terms of Bridge Term Notes. The Bridge Term Loan shall be funded upon the Second Amendment Effective Date. The proceeds of the Bridge Term Loan shall be used by Borrower, solely for purposes for which the proceeds of the Revolving Credit Loans are authorized to be used.

            5 Interest. Section 2.1.1(A) of the Loan Agreement is hereby deleted and the following is inserted in its stead:

                  "2.1.1 Rate of Interest.

            (A) Interest shall accrue on the principal amount of the Base Rate Revolving Credit Portion and the Base Rate Term Portion outstanding at the end of each day (computed on the basis of calendar year of 360 days and actual days elapsed) at a fluctuating rate per annum equal to the Applicable Margin plus the Base Rate. Said rate of interest shall increase or decrease by an amount equal to any increase or decrease in the Base Rate, effective as of the opening of business on the day that such change in the Base Rate occurs. If Borrower properly exercises its LIBOR Option as provided in
Section 2.1.1 (B), interest shall accrue on the principal amount of the LIBOR Revolving Credit Portions and the LIBOR Term Portions outstanding at the end of each day (computed on the basis of a calendar year of 360 days and actual days elapsed) at a rate per annum equal to the Applicable Margin plus the LIBOR rate applicable to each such LIBOR Revolving Credit Portion and LIBOR Term Portion for the corresponding LIBOR Period. Interest shall accrue on the principal amount of the Bridge Term Loan outstanding at the end of each day (computed on the basis of a calendar year of 360 days and actual days elapsed) at a rate equal to the Bridge Loan Interest Rate as in effect for such date."

            6 Letter of Credit and LC Guaranty Fees and Unused Line Fee. Section
2.3 and Section 2.4 of the Loan Agreement is hereby deleted and the following is inserted in its stead:

                  "2.3 Letter of Credit and LC Guaranty Fees. As additional consideration for issuing or causing to be issued, Letters of Credit for Borrower's account or for issuing its LC Guaranties at Borrower's request pursuant to Section 1.3 hereof, Borrower agrees to pay fees in respect to each Letter of Credit or LC Guaranty so issued. Said fees shall be payable on the date which such Letter of Credit or LC Guaranty is issued and shall be in an amount equal to the LC Percent of the amount of the Letter of Credit or LC Guaranty multiplied by a fraction, the numerator of which is the number of days in the term of the applicable Letter of Credit or LC Guaranty and the denominator of which is 360. In the event a Letter of Credit or LC Guaranty is renewed or extended a fee calculated in the manner provided above shall be payable for any such renewal or extended period. Further, Borrower shall pay and/or reimburse Agent and/or Lenders all fees and charges paid by Agent or Lenders on account of any Letter of Credit or LC Guaranty.

                  2.4 Unused Line Fee. Borrower shall pay to Agent for the ratable benefit of Lenders an unused line fee equal to one-half percent (1/2%) per annum of the average daily amount by which the Maximum Available Amount exceeds the sum of the outstanding principal balance of the Revolving Credit Loans plus the LC Amount. The unused line fee shall be payable monthly in arrears on the first day of each calendar month hereafter."

            7 Loan Administration. Sections 3.1.1 and 3.1.2 of the Loan Agreement are hereby deleted and the following are inserted in their stead:

      "3.1 Manner of Borrowing Loans. Borrowings under the credit facility established pursuant to Section 1 hereof shall be as follows:

            3.1.1 Loan Requests. A request for a Revolving Credit Loan shall be made, or shall be deemed to be made, in the following manner: (i) Borrower may give Agent a Notice of Revolving Credit Loan, in which notice Borrower shall specify the amount of the proposed borrowing and the proposed borrowing date, provided, however, that no such request may be made at a time when there exists a Default or an Event of Default; and (ii) the becoming due of any amount required to be paid under this Agreement, any Revolving Credit Note, any Term

Note or any Bridge Term Note, whether as interest or for any other Obligation, shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount required to pay such interest or other Obligation. As an accommodation to Borrower, Agent may permit telephonic requests for loans and electronic transmittal of instructions, authorizations, agreements or reports to Agent by Borrower. Unless Borrower specifically directs Agent in writing not to accept or act upon telephonic or electronic communications from Borrower, Agent shall have no liability to Borrower for any loss or damage suffered by Borrower as a result of Agent's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Agent by Borrower and Agent shall have no duty to verify the origin of any such communication or the authority of the person sending it. Except as otherwise provided in Section 2.1.1(B), each Revolving Credit Loan shall be made on notice, given not later than 11:00 a.m. (Chicago time) on the Business Day of the proposed Revolving Credit Loan, by Borrower to Agent, which shall give to each Lender prompt written notice thereof by telecopy, telex or cable. Each such notice (a "Notice of Revolving Credit Loan") shall be in writing or by telephone to Agent at (414) 798-4800, confirmed immediately in writing, specifying therein the requested date and amount of such Revolving Credit Loan. Each Lender shall, not later than 2:00 p.m. (Chicago time) on each requested date, wire to a bank designated by Agent the amount of that Lender's Revolving Credit Percentage of the requested Revolving Credit Loan. Agent shall, before 2:30 P.M. (Chicago time) on the date of the proposed Revolving Credit Loan, subject to the provisions hereof, wire to a bank designated by Borrower and reasonably acceptable to Agent, the amount of such Revolving Credit Loan to the extent received from the Lenders. The failure of any Lender to make the Revolving Credit Loan to be made by it shall not relieve any other Lender of its obligation hereunder to make its Revolving Credit Loan. Neither Agent nor any other Lender shall be responsible for the failure of any other Lender to make the Revolving Credit Loan or Acquisition Loan to be made by such other Lender. The foregoing notwithstanding, unless otherwise notified by any Lender, Agent, in its sole discretion, may, from its own funds, make a Revolving Credit Loan on behalf of any Lender hereto. In such event, the Lender on behalf of whom Agent made the Revolving Credit Loan shall reimburse Agent for the amount of Revolving Credit Loan so made on its behalf, on a weekly (or more frequent basis as determined by Agent, in its sole discretion) basis and the entire amount of interest attributable to such Revolving Credit Loan for the period from the date on which said Revolving Credit Loan or Acquisition Loan was made by Agent on such Lender's behalf until Agent is reimbursed by such Lender, shall be paid to Agent.

            If at any time one or more Lenders refuse or fail to make a requested Revolving Credit Loan, when all conditions to a Revolving Credit Loan have been satisfied or waived, then Agent may, at its option, but shall have no obligation whatsoever to, purchase all, but not less than all, of the Revolving Credit Note(s), Term Note(s) and Bridge Term Note(s) held by the Lender(s) who so fail or refuse, and to assume such Lender's commitments to make Revolving Credit Loans and each such Lender shall be obligated to sell and transfer such Revolving Credit Note, Term Note or Bridge Term Note to Agent for a price in cash equal to the principal balance outstanding plus all accrued but unpaid interest thereon plus all accrued fees due any such Lender under the terms hereof, and the foregoing provisions of this Section will be applicable to Agent with respect to the Revolving Credit Note(s), Term Note(s) or Bridge Term Note(s) so purchased by it. Any such purchase, however, shall not relieve any such Lender from any breach of contract claims available to Agent and/or Borrower against such Lender as a result of its failure to make any such Revolving Credit Loan.

            3.1.2. Disbursement. Borrower hereby irrevocably authorizes Agent to disburse the proceeds of each Revolving Credit Loan requested, or deemed to be requested, pursuant to this Section 3.1.2 as follows: (i) the proceeds of each Revolving Credit Loan shall be disbursed by Agent in lawful money of the United States of America in immediately available funds, in the case of the initial borrowing, in accordance with the terms of the written disbursement letter from Borrower, and in the case of each subsequent borrowing, by wire transfer to such bank account as may be agreed upon by Borrower and Agent from time to time or elsewhere if pursuant to a written direction from Borrower; and (ii) the proceeds of each Revolving Credit Loan requested under Section 3.1.1(ii) shall be disbursed by Agent by way of direct payment of the relevant interest or other Obligation."

                                      * * *

            8 Principal. Section 3.2.1 of the Loan Agreement is hereby deleted and the following is inserted in its stead:

            "3.2.1. Principal. Principal payable on account of Revolving Credit Loans shall be payable by Borrower to Agent for its benefit and the ratable benefit of Lenders immediately upon the earliest of (i) the receipt by Agent or Borrower of any proceeds of any Collateral other than Equipment or real Property, to the extent of said proceeds, (ii) the occurrence of an Event of Default in consequence of which Agent or Required Lenders elect to accelerate the maturity and payment of the Obligations, or (iii) termination of this Agreement pursuant to Section 4 hereof; provided, however, that if an Overadvance shall exist at any time, Borrower shall, on demand, repay the Overadvance; provided, further, that if any such payment pursuant to clause (i) above would result in the prepayment of any Revolving Credit LIBOR Portion, Agent, upon request by Borrower, agrees to hold any such proceeds from Collateral other than Equipment or real Property in trust for the benefit of Borrower, and shall not apply such proceeds to the outstanding LIBOR Portions until the earlier of the expiration of the applicable LIBOR Period or the occurrence of an Event of Default. Any such funds so held in trust shall not bear interest and may be commingled with Agent's other funds. Principal payable on account of the Term Loan or the Bridge Term Loan shall be payable by Borrower to Agent for the ratable benefit of Lenders in accordance with the terms and conditions of the Term Notes, the Bridge Term Notes and the provisions of this Agreement."

            9 Mandatory Prepayments. Section 3.3 of the Loan Agreement is hereby deleted the following is inserted in its stead:

      "3.3 Mandatory Prepayments.

            3.3.1 Proceeds of Sale, Loss, Destruction or Condemnation of Collateral. Except as provided in Section 6.4.2 hereof, if Borrower sells any of the Equipment or real Property, or if any of the Collateral is lost or destroyed or taken by condemnation, Borrower shall pay to Agent for the ratable benefit of Lenders, unless otherwise agreed by Required Lenders, as and when received by Borrower and as a mandatory prepayment of (x) the Bridge

Term Loan, or (y) if such Bridge Term Loan is paid in full, the Term Loan or (z) if the Term Loan is paid in full, the outstanding Revolving Credit Loans a sum equal to the proceeds (including insurance payments) net of any reasonable costs of sale or disposition and provisions for any income tax expense incurred as a result of such sale or disposition received by Borrower from such sale, loss, destruction or condemnation. Any such prepayments of the Bridge Term Loan or the Term Loan shall be applied to principal installments due under the Bridge Term Notes or Term Notes, as applicable, in inverse order of maturity. All such prepayments of the Bridge Term Loan, Term Loan or Revolving Credit Loans shall be applied pro rata among Lenders. The foregoing notwithstanding, if the insurance or condemnation proceeds from any such loss or condemnation are Five Hundred Thousand Dollars ($500,000) or less and if there is no existing and continuing Event of Default, Agent shall apply such proceeds to outstanding Revolving Credit Loans and, absent any subsequent Event of Default, shall disburse such insurance or condemnation proceeds to Borrower in order to permit Borrower to replace or repair such lost, damaged, destroyed or condemned Equipment, Property or other Collateral.

            3.3.2. Excess Cash Flow Recapture. Borrower shall prepay the Bridge Term Loan and Bridge Term Notes in amounts equal to Borrower's Excess Cash Flow with respect to each fiscal year of Borrower during the Original Term hereof, such prepayments to be made within 2 Business Days following the earlier of (i) the due date for delivery by Borrower to Lender of the annual financial statements required by Section 8.1.3(i) hereof and (ii) the delivery of such annual statements by Borrower to Lender and each such prepayment shall be applied to the installments of principal due under the Bridge Term Note in the inverse order of their maturities until payment thereof in full."

            10 Term and Termination. Section 4.1, 4.2.1 and 4.2.2 of the Loan Agreement is hereby deleted and the following is inserted in its stead:

      "4.1 Term of Agreement. Subject to Agent's and Lender's right to cease making Loans to Borrower after the occurrence, and during the continuation, of any Default or Event of Default, this Agreement shall be in effect for a period ending on January 31, 2004 , (the "Original Term").

      4.2 Termination.

            4.2.1. Termination by Lenders. Any Lender may terminate this Agreement as of the last day of the Original Term (which definition may not be amended without the written consent of all Lenders) and Agent or Required Lenders may terminate this Agreement without notice after the occurrence and during the continuation of an Event of Default.

            4.2.2. Termination by Borrower. (a) Upon at least 90 days prior written notice to Agent, Borrower may, at its option, terminate this Agreement; provided, however, no such termination shall be effective until Borrower has paid all of the Obligations in immediately available funds and all Letters of Credit and LC Guaranties have expired or have been cash collateralized to Agent's satisfaction. Any notice of termination given by Borrower shall be irrevocable unless Required Lenders otherwise agree in writing, and Lenders shall have no obligation to make any Loans or issue or procure any Letters of Credit or LC Guaranties on or after the termination date stated in any such termination notice given pursuant to this Section

4.2.2 or pursuant to Section 4.2.1 above in such notice. Borrower may elect to terminate this Agreement in its entirety only. No section of this Agreement or type of Loan available hereunder may be terminated singly. The Term Loans, the Bridge Term Loan and the Revolving Credit Loans may be prepaid in whole or in part at any time, without penalty or premium, except as otherwise provided in
Section 2.1.1(B)."

            11 Year 2000. The following is inserted into the Loan Agreement as
Section 8.1.6:

                                      * * *

                  "8.1.6 Year 2000. Take all action necessary to assure that at all times the computer-based systems utilized by Borrower and each of its Subsidiaries are able to effectively interpret, process and manipulate data, including dates, including dates before, on and after December 31, 1999. At Agent's reasonable request, Borrower shall provide to Agent assurance reasonably satisfactory to Agent that the computer-based systems utilized by Borrower and each of its Subsidiaries are able to recognize and perform without error functions involving dates before, on and after December 31, 1999."

            12 Mergers; Consolidations; Acquisitions. Section 8.2.1 of the Loan Agreement is hereby deleted and the following is inserted in its stead:

                  "8.2.1. Mergers; Consolidations; Acquisitions. Merge or consolidate, or permit any Subsidiary of Borrower to merge or consolidate, with any Person; or acquire, or permit any of its Subsidiaries to acquire, all or any substantial part of the Properties of any Person, except for the Acquisition."

                                      * * *

            13. Total Indebtedness. Section 8.2.3 of the Loan Agreement is hereby deleted and the following is inserted in its stead:

                  "8.2.3 Total Indebtedness. Create, incur, assume, or suffer to exist, or permit any Subsidiary of Borrower to create, incur or suffer to exist, any Indebtedness, except: (i) Obligations owing to Agent and Lenders; (ii) Indebtedness of any Subsidiary to Borrower; or (iii) accounts payable to trade creditors which are not more than thirty (30) days past due and current operating expenses (other than for Money Borrowed) which are not more than thirty (30) days past due, in each case incurred in the ordinary course of business and paid within such time period, unless the same are actively being contested in good faith and, if appropriate, and lawful proceedings and the Borrower shall have set aside such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by Borrower and, in respect to reserves contained on year-end statements, its independent accountants; (iv) obligations to pay Rentals permitted by Section 8.2.16; (v) Permitted Purchase Money Indebtedness; (vi) contingent liabilities arising out of endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business; (vii) Indebtedness to Agent, any Lender or any Affiliate of either under any interest rate hedging, swap, cap or similar agreement between Borrower and such Person; (viii) obligations under Capitalized Leases to the extent not prohibited by any other section of this Section 8.2.3; (ix) Indebtedness for deferred compensation owed by Borrower to its highly compensated employees; (x) Indebtedness arising in connection with employee benefit plans entered into or incurred in the ordinary course of business; (xi) Indebtedness for deferred taxes; (xii) Indebtedness incurred in obtaining life insurance in respect to the lives of certain highly compensated employees of Borrower in connection with deferred compensation obligations owed to such employees; and (xiii) Indebtedness not included in paragraphs (i) through (xii) above which does not exceed at any time, in the aggregate, the sum of Two Million Five Hundred Thousand Dollars ($2,500,000)."

                                      * * *

            14 Leases. Section 8.2.16 of the Loan Agreement is hereby deleted and the following is inserted in its stead:

                  "8.2.16 Leases. Become a lessee under any operating lease of Property if the aggregate Rentals payable during any current or future period of twelve (12) consecutive months during the Term hereof under the lease in question and all other leases under which Borrower is then lessee would exceed Ten Million Dollars ($10,000,000). The term "Rentals" means, as of the date of determination all payments which the lessee is required to make by the terms of any lease, exclusive of payments for taxes, insurance, common area maintenance and the like."

                                      * * *

            15 Capital Expenditures. The following is inserted in to the Loan Agreement as Section 8.2.17:

                  "8.2.17. Capital Expenditures. Make Capital Expenditures (including, without limitation, by way of capitalized leases) which, in the aggregate, as to Borrower and its Subsidiaries, exceed Three Million Dollars $3,000,000 during any fiscal year of Borrower."

            16 Specific Financial Covenants. Section 8.3 of the Loan Agreement is hereby deleted and the following is inserted in its stead:

            "8.3 Specific Financial Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations (other than contingent indemnity Obligations arising from any claim unknown to Borrower, Agent or any Lender) to Lenders, Borrower covenants that, unless otherwise consented to by Required Lenders in writing, it shall:

            8.3.1 Money Borrowed to EBITDA Ratio. Have at the end of each fiscal quarter within the Original Term a ratio of Money Borrowed as at the end of such fiscal quarter to EBITDA for the fiscal period listed below equal to or less than the ratio set forth opposite such fiscal period in the following schedule:

                  Period                            Ratio
                  ------                            -----
Six months ended June 30, 1999                   20.00 to 1

Nine months ended September 30, 1999              9.50 to 1

                  Period                            Ratio
                  ------                            -----
Four fiscal quarters ended December 31,
1999 and March 31, 2000                           6.25 to 1

Four fiscal quarters ended June 30, 2000          5.25 to 1

Four fiscal quarters ended September 30, 2000
                                                  4.75 to 1

Four fiscal quarters ended December 31,
2000 and March 31, 2001                           3.75 to 1

Four fiscal quarters ended June 30, 2001
and the last day of each fiscal quarter
thereafter                                        3.50 to 1

            8.3.2 Interest Coverage Ratio. Have at the end of each fiscal quarter within the Original Term, an Interest Coverage Ratio for the fiscal period listed below equal to or greater than the ratio set forth opposite such fiscal quarter in the following schedule:

                  Period                            Ratio
                  ------                            -----

Three months ended March 31, 1999                  .20 to 1

Six months ended June 30, 1999                    1.30 to 1

Nine months ended September 30, 1999              1.70 to 1

Four fiscal quarters ended December 31,
1999                                              1.70 to 1

Four fiscal quarters ended March 31, 2000         1.80 to 1

Four fiscal quarters ended June 30, 2000          2.10 to 1

Four fiscal quarters ended September 30, 2000
                                                  2.40 to 1

Four fiscal quarters ended December 31,
2000 and the last day of each fiscal
quarter thereafter                                  2.50

            8.3.3 Fixed Charge Coverage Ratio. Have at the end of each fiscal quarter within the Original Term, a Fixed Charge Coverage Ratio for the fiscal period listed below equal to or greater than the ratio set forth opposite such fiscal period in the following Schedule:

         Fiscal Period                         Ratio
         -------------                         -----
Six months ended June 30, 1999               2.60 to 1

Nine months ended September 30, 1999         5.00 to 1

Four fiscal quarters ended
December 31. 1999                            4.00 to 1

Four fiscal quarters ended March 31, 2000    2.50 to 1

Four fiscal quarters ended June 30, 2000     2.00 to 1

Four fiscal quarters ended
September 30, 2000 and December
31, 2000                                     1.70 to 1

Four fiscal quarters ended March 31, 2001    1.80 to 1

Four fiscal quarters ended June
30, 2001 and the last day of
each fiscal quarter thereafter               2.00 to 1

            8.3.4 Minimum EBITDA. Achieve as of the last day of each of the fiscal period listed below, an EBITDA for such fiscal period equal to or greater than the EBITDA set forth opposite such fiscal period in the following schedule:"

         Fiscal Period                     Minimum EBITDA
         -------------                     --------------
Three months ended March 31, 1999              $300,000

Six months ended June 30, 1999               $4,800,000

Nine months ended September 30, 1999        $10,300,000

Four fiscal quarters ended
December 31, 1999                           $12,400,000

Four fiscal quarters ended March 31, 2000   $13,000,000

Four fiscal quarters ended June 30, 2000    $13,800,000

Four fiscal quarters ended
September 30, 2000                          $14,600,000

Four fiscal quarters ended
December 31, 2000                           $15,400,000

Four fiscal quarters ended March 31, 2001   $16,000,000

Four fiscal quarters ended June
30, 2001                                    $16,500,000

Four fiscal quarters ended
September 30, 2001                          $16,900,000

Four fiscal quarters ended
December 31, 2001 and the last
day of each fiscal quarter
thereafter                                  $17,100,000

            8.3.5 Minimum Availability. Maintain as of any date within the Original Term on which any principal is outstanding under the Bridge Term Loan, average Availability for the date of determination and the immediately preceding twenty-nine (29) days of not less than Ten Million Dollars ($10,000,000)."

            17. Conditions Precedent. This Second Amendment shall become effective upon satisfaction of each of the following conditions precedent:

            (A) Agent shall have received each of the following documents, each in form and substance acceptable to Agent:

                  (i) Evidence that the insurable assets and business to be acquired by Borrower pursuant to the Purchase Documents are covered by Borrower's insurance policies;

                  (ii) Copies of all filings receipts or acknowledges issued by any governmental authority to evidence any filing or recordation necessary to perfect the Liens of Agent, for its benefit and the ratable benefit of Lenders, in the assets to be acquired by Borrower pursuant to the Purchase Documents and evidence in a form acceptable to Agent that such Liens constitute valid and perfected security interest and Liens, having the Lien priority specified in the Loan Agreement;

                  (iii) A copy of the Articles or Certificate of Incorporation of Borrower, and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation;

                  (iv) To the extent not previously delivered to Agent, good standing certificates for Borrower, issued by the Secretary of State or other appropriate official of Borrowers' jurisdiction of incorporation and each jurisdiction where the conduct of Borrowers' business activities or the ownership of its Properties necessitates qualification except where the failure to be so qualified would not have a material adverse effect on Borrower or its operations or except where Borrower has previously delivered to Agent such good standing certificates;

                  (v) A Certificate of the Secretary of Borrower, together with true and correct copies of the Certificate of Incorporation and Bylaws of Borrower, and all amendments thereto, true and correct copies of the resolutions of the Board of Directors of Borrower authorizing or ratifying the execution, delivery and performance of this Second Amendment and the Other Agreements to be executed by Borrower and the names of the officer or officers of Borrower authorized to sign this Second Amendment and the Other Agreements to be executed by Borrower together with a sample of the true signature of each such officer;

                  (vi) Opinion of Winthrop, Stimson, Putnam & Roberts;

                  (vii) Amendment to Patent Assignment and Amendment to Trademark Assignment;

                  (viii) Revolving Credit Notes;

                  (ix) Term Notes;

                  (x) Bridge Term Notes;

                  (xi) Purchase Documents; and

                  (xii) Such other documents, instruments and agreements as reasonably requested by Agent.

      (B) The Acquisition shall have been consummated substantially in accordance with the terms of the Purchase Documents and without waivers, amendments or modifications that are not acceptable to Lenders.

            The date on which all of the conditions precedent listed in items
(A) and (B) above are satisfied or waived is hereinafter referred to as the "Second Amendment Effective Date." On the Second Amended Effective Date, Lenders shall deliver to Borrower the Revolving Credit Notes previously executed by Borrower, which Notes shall be marked "Amended and Superseded."

            18. Exhibits. Exhibits A, A-1, A-2, B, C, D, E, F, G, H, I, J, K, L, M, N and P of the Loan Agreement are hereby deleted and Exhibits, A, A-1, A-2, B, C, D, E, F, G, H, I, J, K, L, M, N and P attached to the Second Amendment are inserted in their stead and hereby made a part of the Loan Agreement.

            19. Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

            20. Signature Block. The signature block to the Loan Agreement is hereby amended to read as the signature block to this Second Amendment.

            21. Continuing Effect. Except as otherwise specifically provided for herein, the Loan Agreement remains in full force and effect.

            IN WITNESS WHEREOF, this Second Amendment has been duly executed as of the date first written above.

MORGAN PRODUCTS LTD.                       FLEET CAPITAL CORPORATION ("Agent"
                                           and "Lender")
("Borrower")
                                           By: /s/ Sandra J. Evans
By: /s/ Mitchell J. Lahr                   -------------------------------------
    ------------------------------
                                           Name: Sandra J. Evans
Name: Mitchell J. Lahr
                                           Title: Senior Vice President
Title: Vice President, Chief
Financial Officer and Secretary            Revolving Loan Commitment:
                                           $33,333,340

                                           Term Loan Commitment: $3,333,330

                                           Bridge Term Loan
                                           Commitment:$3,333,330


HARRIS TRUST AND SAVING BANK

("Lender")

By: /s/ David L. Crouch
    ----------------------------------

Name: David L. Crouch

Title: Vice President

Revolving Loan Commitment:
$10,416,660

Term Loan Commitment: $1,041,670

Bridge Term Loan Commitment:
$1,041,670

Address:    111 W. Monroe Street

            P.O. Box 755

            Chicago, IL 60690

            Telecopier: (312)
461-2591

            ATTN:________________


NATIONSBANK, N.A.

("Lender")

By: /s/ Byron J. Turner, III
    ----------------------------------

Name: Byron J. Turner, III

Title: Vice President

Revolving Loan Commitment:
$16,666,660

Term Loan Commitment: $1,666,670

Bride Term Loan Commitment:
$1,666,670

Address:    P.O. Box 3406

            Atlanta, GA 30302-3406

            Telecopier: (404) 607-6437

            ATTN:________________


NATIONAL BANK OF CANADA

 ("Lender")

By: /s/ David G. Fuller
    ----------------------------------

Name: David G. Fuller

Title: Vice President

Revolving Loan Commitment:
$8,333,340

Term Loan Commitment: $833,330

Bridge Term Loan Commitment:
$833,330

Address:    312 Walnut Street

            Suite 1900

            Cincinnati, OH 45202

            Telecopier: (513)
621-0276

            ATTN: _______________

FIRSTAR, N.A.

 ("Lender")

By: /s/ William J. Hronek
    ----------------------------------

Name: William J. Hronek

Title: Vice President

 Revolving Loan Commitment:
$6,250,000

Term Loan Commitment: $625,000

Bridge Term Loan Commitment:$625,000

Address:    425 Walnut Street

            8th Floor

            Cincinnati, OH  45202

            Telecopier: (513) 632-2068

ATTN:________________

GREENTREE FINANCIAL SERVICING

CORPORATION

By: /s/ C.A. Gouskos
    ----------------------------------

Name: C.A. Gouskos

Title: Senior Vice President

Revolving Loan Commitment:
$16,666,660

Term Loan Commitment: $1,666,670

Bridge Term Loan Commitment:
$1,666,670

Address:    100 North Point Center
East

            Suite 200

            Alpharettpa, GA  30022

            Telecopier: (770) 772-3786

            ATTN:________________

SOVEREIGN BANK

By: /s/ Joseph Becker
    ----------------------------------

Name: Joseph Becker

Title: Vice President

Revolving Loan Commitment:
$8,333,340

Term Loan Commitment: $833,330

Bridge Term Loan Commitment:
$833,330

Address:    50 Rowes Wharf

            Suite 430

            Boston, MA  02110

            Telecopier: (617) 478-6799

            ATTN: _______________